UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report:  March 5, 2013

Date of earliest event reported:  March 1, 2013

Sauer-Danfoss Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14097	36-3482074
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2800 East 13th Street Ames, Iowa	50010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 239-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1               Registrant’s Business and Operations

Item 1.01.             Entry into a Material Definitive Agreement

On March 1, 2013, Sauer-Danfoss Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Danfoss A/S (“Parent”), a corporation organized under the laws of Denmark, and Danfoss Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will commence a tender offer (the “Offer”) to acquire all shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) that are not already owned by Parent and its subsidiaries (other than the Company and its subsidiaries, the “Danfoss Group”) at a purchase price of $58.50 per share in cash (the “Offer Price”), subject to any required withholding of taxes.  The Danfoss Group currently owns approximately 75.6% of the issued and outstanding shares of Company Common Stock.

The board of directors of the Company approved the Merger Agreement and resolved to recommend that the Company’s stockholders tender their shares of Company Common Stock pursuant to the Offer and adopt the Merger Agreement based on the unanimous recommendation of a special committee comprised entirely of independent and disinterested directors (the “Special Committee”).

Parent and Merger Sub have agreed to commence the Offer as promptly as practicable, but no later than March 15, 2013.  Merger Sub’s obligation to purchase the shares of Company Common Stock tendered in the Offer is subject to certain conditions, including the non-waivable condition that the number of shares of Company Common Stock that have been validly tendered and not properly withdrawn would represent at least a majority of the issued and outstanding shares of Company Common Stock, excluding shares of Company Common Stock owned by (i) the Danfoss Group and their affiliates (including Bitten & Mads Clausens Fond, the controlling stockholder of Parent), (ii) the officers and directors of any member of the Danfoss Group or its affiliates and (iii) the officers and directors of the Company (the “Minimum Tender Condition”).  The term “affiliates” of the Danfoss Group excludes the Company and its subsidiaries.  The Merger Agreement provides that the Offer will initially expire 20 business days following the commencement of the Offer, subject to certain extension rights and obligations set forth in the Merger Agreement, provided that Merger Sub will not be required to extend the expiration date of the Offer beyond June 30, 2013.

Following the consummation of the Offer and subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”).  As a result of the Merger, each issued and outstanding share of Company Common Stock (other than shares of Company Common Stock held by the Company or owned by Merger Sub, Parent or any wholly owned subsidiary of Parent or of the Company, or held by stockholders who are entitled to demand, and who properly demand, appraisal  of such shares pursuant to, and who complies in all respects with, Section 262 of the Delaware General Corporation Law (the “DGCL”)) that is not tendered pursuant to the Offer will be converted into the right to receive an amount in cash equal to the Offer Price, without interest (the “Merger Consideration”), subject to any required withholding of taxes.  Following the effective time of the Merger, the separate corporate existence of Merger Sub will cease, and the Company will continue as the surviving corporation in the Merger.  The closing of the Merger is subject to approval of the Merger by the holders of a majority of the outstanding shares of Company Common Stock; however, the parties have agreed that if, after the purchase of the shares of Company Common Stock tendered in the Offer and after giving effect to any shares purchased pursuant to the Top-up (as defined below), Parent, Merger Sub and their respective subsidiaries own at least 90% of the outstanding Company Common Stock, then, following the satisfaction or waiver of the other conditions to the closing of the Merger, Parent will effect a “short-form” merger pursuant to applicable provisions of the DGCL, which will not require the consent of the Company’s stockholders. In addition to stockholder approval, to the extent required, the Merger is also conditioned upon the absence of certain legal restraints and the acceptance of payment by Merger Sub of all the shares of Company Common Stock validly tendered and not properly withdrawn pursuant to the Offer. The Merger is expected to be consummated in the second quarter of 2013.

Each share of restricted Company Common Stock that remains outstanding and subject to restrictions immediately before the effective time of the Merger and was granted to a director of the Company pursuant to the Company’s incentive plans will terminate and be canceled at the effective time of the Merger and each holder thereof will be entitled to receive from Parent, Merger Sub or the surviving corporation, and will receive as soon as practicable following the effective time of the Merger, in settlement of each such share, the Merger Consideration, without interest.

The Company has also granted to Merger Sub an irrevocable right (the “Top-Up”) to purchase a number of shares of Company Common Stock (the “Top-Up Shares”), at a price per share equal to the Offer Price, that would result in the number of shares of Company Common Stock validly tendered and not properly withdrawn pursuant to the Offer, together with the number of other shares of Company Common Stock collectively owned by the Danfoss Group, constituting at least one share more than 90% of the number of shares of Company Common Stock then issued and outstanding (the “90% Requirement”).  The exercise of the Top-Up is subject to certain conditions, including that the number of Top-Up Shares shall not exceed the aggregate of (i) the number of shares of Company Common Stock held as treasury shares by the Company and any subsidiary of the Company plus (ii) the number of shares of Company Common Stock that the Company is authorized to issue under its certificate of incorporation but that are not issued and outstanding and are unreserved, in each case, as of immediately prior to the exercise of the Top-Up.  Merger Sub will be obligated to exercise the Top-Up as soon as reasonably practicable after the closing of the Offer if at the expiration of the Offer the 90% Requirement is not satisfied.

Until the effective time of the Merger, the affirmative vote of a majority of the members of the Special Committee is required and, to the fullest extent permitted by the DGCL, the Company’s Bylaws, and the resolutions establishing the Special Committee, will be sufficient to (i) amend, modify or terminate the Merger Agreement on behalf of the Company or to amend or modify on behalf of the Company the terms or conditions of the Offer or the Merger or any of the agreements contemplated by the Merger Agreement or the other transactions contemplated by the Merger Agreement, (ii) exercise or waive any of the Company’s rights or remedies (including the granting of any consent, agreement or authorization, or making any request) under the Merger Agreement or any of the agreements contemplated by the Merger Agreement, (iii) extend the time for performance of Parent’s or Merger Sub’s obligations under the Merger Agreement or any of the agreements contemplated by the Merger Agreement, or (iv) enforce any obligation of Parent or Merger Sub under the Merger Agreement or any of the agreements contemplated by the Merger Agreement.

The Merger Agreement contains representations, warranties and covenants of the parties including, among other things, a covenant by the Company to operate its business in the ordinary course (subject to certain exceptions).

The Merger Agreement contains certain termination rights for Parent and the Company, including the right of either Parent or the Company to terminate the Merger Agreement if Merger Sub does not accept for payment and pays for the shares of Company Common Stock validly tendered and not properly withdrawn pursuant to the Offer in accordance with the terms thereof on or prior to June 30, 2013.  Subject to the terms and conditions of the Merger Agreement, in certain circumstances the Special Committee or the board of directors of the Company may withdraw, qualify, modify, change or amend (or propose publicly to withdraw, qualify, modify, change or amend) in a manner adverse to Parent or Merger Sub, the Special Committee’s and the board of directors of the Company’s recommendation in connection with the Offer and the Merger (a “Change in Recommendation”). If a Change in Recommendation is made, Parent will have the right to terminate the Merger Agreement within 10 business days after the first date upon which a Change in Recommendation was made.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been provided solely to inform investors of its terms. The Merger Agreement contains representations, warranties and covenants, which were made for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate.  In addition, such representations, warranties and covenants may be subject to important qualifications and limitations agreed to by the Company, Parent and Merger Sub in connection with the negotiated terms or with certain disclosures not reflected in the text of the Merger Agreement, may not be accurate or complete as of any specified date or may be subject to a contractual standard of materiality different from those generally applicable to stockholders or other investors in the Company.  The Company’s stockholders and other investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates.

In addition to the Danfoss Group owning approximately 75.6% of the issued and outstanding shares of Company Common Stock, the Company and its subsidiaries have entered into various agreements and relationships with the Danfoss Group and certain members of the board of directors of the Company currently serve or have served as officers of the Danfoss Group.  These agreements and relationships with the Danfoss Group and the relationships of certain directors of the Company to the Danfoss Group are described under the captions “Transactions with Related Persons” and “Item 1 - Election of Directors” in the Company’s proxy statement filed with the Securities and Exchange Commission on April 27, 2012 and under Item 13 and Notes 8 and 14 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 21, 2013, which descriptions are incorporated herein by reference.

Section 3               Securities and Trading Market

Item 3.01.             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

If the Merger is consummated, the common stock of the Company will be delisted from the New York Stock Exchange and will cease to be registered under the Securities Exchange Act of 1934, as amended.

Item 3.02.             Unregistered Sales of Equity Securities.

In connection with the Company’s entry into the Merger Agreement, the Company granted to Merger Sub the Top-Up which, under certain circumstances, would permit Merger Sub to purchase a number of shares of Company Common Stock, at a price per share equal to the Offer Price, that would result in the satisfaction of the 90% Requirement.  See the disclosures regarding the Top-Up under Item 1.01 above, which disclosures are incorporated herein by reference.

Section 8               Other Events

Item 8.01.             Other Events.

On March 1, 2013, the Company and Parent issued a joint press release announcing that they had entered into the Merger Agreement and the declaration of a first quarter dividend of $0.35 per share of Company Common Stock.  The dividend will be paid on March 29, 2013 to stockholders of record at the close of business on March 15, 2013.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information

This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any of the shares of Company Common Stock. The tender offer described herein has not yet been commenced. On the commencement date of the tender offer, an offer to purchase, a letter of transmittal and related documents will be filed with the Securities and Exchange Commission and thereafter a solicitation/recommendation statement with respect to the tender offer will be filed by the Company with the Securities and Exchange Commission. Each of these documents will be mailed to stockholders of record and will also be made available for distribution to beneficial owners of shares of Company Common Stock. The solicitation of offers to buy the shares of Company Common Stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. When they are available, stockholders should read the offer to purchase, the letter of transmittal and related documents, as well as the solicitation/recommendation statement, carefully because they will contain important information, including the various terms of, and conditions to, the tender offer. When they are available, stockholders will be able to obtain the offer to purchase, the letter of transmittal and related documents and the solicitation/recommendation statement without charge from the Securities and Exchange Commission’s website at www.sec.gov.  Stockholders will also be able to obtain the offer to purchase, letter of transmittal and related documents without charge by calling MacKenzie Partners, Inc., the information agent for the tender offer, at 212-929-5500, and will be able to obtain free copies of the Company’s solicitation/recommendation statement and related documents filed by the Company with the Securities and Exchange Commission on the “Investor Relations” section of the Company’s website at www.sauer-danfoss.com. Stockholders are urged to read carefully those materials when they become available prior to making any decisions with respect to the tender offer.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, and typically can be identified by the use of words such as “will,” “expect,” “estimate,” “anticipate,” “forecast,” “plan,” “believe” and similar terms, including any statements that refer to expectations or other characterizations of future events, circumstances or results, including, without limitation: all statements related to the proposed business combination transaction and related transactions; the outlook for the Sauer-Danfoss’ businesses, performance and opportunities; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties, including uncertainties as to the timing of the tender offer and business combination; uncertainties as to how many of the Company’s stockholders will tender their stock in the offer; the possibility that various closing conditions for the transaction may not be satisfied or waived; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by the Company from time to time, as well as the tender offer documents to be filed by Parent and the solicitation/recommendation statement to be filed by the Company. All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed with the Securities and Exchange Commission by the Company on the “Investor Relations” section of the Company’s website at www.sauer-danfoss.com.   Sauer-Danfoss undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.             Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 1, 2013, by and among Sauer-Danfoss Inc., Danfoss A/S and Danfoss Acquisition, Inc.

99.1	Press Release, dated March 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER-DANFOSS INC.

Dated: March 5, 2013	By:	/s/ Kenneth D. McCuskey
Kenneth D. McCuskey, Vice President, Chief Accounting Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 1, 2013, by and among Sauer-Danfoss Inc., Danfoss A/S and Danfoss Acquisition, Inc.

99.1	Press Release, dated March 1, 2013